UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 19, 2021

20/20 GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56022	87-0645794
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

18851 NE 29th Avenue, Suite 700, Aventura, FL		33180
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: 954-233-3511

480 22nd Street, Box 2, Heyburn, Idaho 83336
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).  Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.01—COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

In December 2020, 20/20 Global, Inc. (“20/20 Global”) entered into definitive agreements with Ehave, Inc., an Ontario corporation (“Ehave”), Mycotopia Therapies Inc., a Florida corporation and wholly owned subsidiary of Ehave (“MYC”), and the former and current directors of 20/20 Global that provide for: (i) 20/20 Global’s purchase for $350,000 in cash of all of the outstanding stock of MYC from Ehave under a Stock Purchase Agreement, resulting in MYC becoming a wholly owned subsidiary of 20/20 Global; and (ii) the change of control of 20/20 Global’s board of directors and management under a Change of Control and Funding Agreement. In a related transaction, Ehave agreed to purchase 9,793,754 shares of 20/20 Global common stock, which constitute approximately 75.77% of the issued and outstanding shares of 20/20 Global’s common stock, for $350,000 in cash through a Stock Purchase Agreement (“MYC SPA”) with 20/20 Global stockholders Mark D. Williams, Colin Gibson, and The Robert and Joanna Williams Trust. Prior to these transactions, neither 20/20 Global nor its officers and directors had a material relationship with Ehave, MYC, or their respective officers and directors.

A closing of the transactions contemplated by the above documents initially scheduled for January 4, 2021, was delayed by agreement. All of the above transactions were closed on January 19, 2021.

As a result of the MYC SPA, MYC became a wholly owned subsidiary of 20/20 Global, through which we plan to conduct our operations. MYC is a development-stage enterprise that proposes to develop a business to provide psychedelic-enhanced holistic methodologies to improve mental wellbeing. In the next five years, our business model will focus on the following areas: palliative care, depression, and anxiety. We will leverage our minority equity interest in PsychedeliTech Inc. to create new opportunities for our shareholders and partners. We hope to license and acquire access to technology and companies that will build added value for our company as this industry matures.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, on January 19, 2021, the Company acquired Mycotopia Therapies, Inc., a Florida corporation. Item 2.01(f) of Form 8-K provides that if the registrant was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), immediately before the reverse acquisition transaction, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 of the such Exchange Act upon consummation of the transaction.

Business

We were incorporated in Nevada on January 21, 2000, under the name RM Investors, Inc. In March 2014, under the terms of an Exchange Agreement and Plan of Reorganization, we acquired 100% of the issued and outstanding shares of our subsidiary 20/20 Produce Sales, Inc., an Idaho corporation that was incorporated on December 22, 1994. On March 26, 2014, we amended and restated our articles of incorporation to increase our authorized shares of common stock to 100,000,000 shares, par value $0.001, and to authorize 5,000,000 shares of preferred stock, par value $0.001. In connection with this reorganization, we obtained a new CUSIP number for our common stock, FINRA approval of our name change from RM Investors, Inc. to 20/20 Global, Inc., and a new trading symbol for our shares on the OTC market place and effected a 2-for-1 forward split of the then issued and outstanding shares of our common stock. Our trading symbol is TWGL.

In December 2020, we entered into definitive agreements with Ehave, Inc., an Ontario corporation (“Ehave”), Mycotopia Therapies Inc., a Florida corporation and wholly owned subsidiary of Ehave (“MYC”), and the former and current directors of 20/20 Global that provide for: (i) 20/20 Global’s purchase for $350,000 in cash of all of the outstanding stock of MYC from Ehave under a Stock Purchase Agreement, resulting in MYC becoming a wholly owned subsidiary of 20/20 Global; and (ii) the change of control of 20/20 Global’s board of directors and management under a Change of Control and Funding Agreement. In a related transaction, Ehave agreed to purchase

9,793,754 shares of 20/20 Global common stock, which constitute approximately 75.77% of the issued and outstanding shares of 20/20 Global’s common stock, for $350,000 in cash through a Stock Purchase Agreement (“MYC SPA”) with 20/20 Global stockholders Mark D. Williams, Colin Gibson, and The Robert and Joanna Williams Trust. Prior to these transactions, neither 20/20 Global nor its officers and directors had a material relationship with Ehave, MYC, or their respective officers and directors.

As a result of the MYC SPA, MYC became a wholly owned subsidiary of 20/20 Global, through which we plan to conduct our operations. MYC is a development-stage enterprise that proposes to develop a business to provide psychedelic-enhanced holistic methodologies to improve mental wellbeing. In the next five years, our business model will focus on the following areas: palliative care, depression, and anxiety.

Since transactions in January 20, 2021 (the “Closing”), the Company has been leveraging its relationship with its parent company, Ehave, Inc. (“EHVVF”) to integrate the use of digital and data therapeutics to measure the effect of Psylicibin and related compounds on mental health. The Company has been negotiating with third parties to integrate EHVVF’s EEG brain cap technology to capture neurological data during the use of mental health therapies involving the use of Psylicibin and related compounds. The Company believes that the mental health benefits bestowed by these compounds are numerous, particularly to combat depression and addiction, and is aligning itself with the evolving legal and policy landscape of mental health regulation.

The Company seeks to take advantage of the interest in the use of compounds found in naturally occurring psychoactive compounds for the treatment of mental health issues. In addition to the research on the effects of these compounds on mental well-being, the Company has engaged with other companies seeking to synthesize such compounds in a pharmaceutical environment to jointly develop therapies.

Since closing the Company has entered into two LOI’s for joint ventures to further its goals of providing alternative therapies for mental health and well-being.

Regulation

We do not engage in the manufacturing, production or sale Psylicibin we are not directly impacted by the US Controlled Substances Act (“CSA”). We will be supporting the research and development of therapies using Psylicibin by our partners in compliance with the CSA and FDA regulations related to clinical trials. The acceptance of the use of Psylicibin and related compounds for treatment of mental health issues.

Employees

The Company’s only full-time employee is its CEO who is also the CEO of Ehave Inc., of which the Company is a majority owned subsidiary.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

With the acquisition of Mycotopia Therapies in January 2021, the Company changed its business plan to that of Mycotopia Therapies, as the Company was formerly a shell company. Mycotopia Therapies is a development stage company with a limited operating history.

We have not generated any revenues. We are dependent on loans from Ehave Inc., which owns a majority of our shares and with whom we share a CEO, to finance our operations and will need to raise additional funding during the next twelve months to execute our business plan. We expect to raise the capital required to execute our business plan through the sale of our common stock in both private and public offerings that may dilute the holdings or our current shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of January 21, 2021, respecting the beneficial ownership of our outstanding common stock by: (i) any holder of more than 5%; (ii) each of the Named Executive Officers (defined as any person who was principal executive officer during the preceding fiscal year and each other highest compensated executive officers earning more than $100,000 during the last fiscal year) and directors; and (iii) our directors and Named Executive Officers as a group, based on 12,925,420 shares of common stock outstanding:

Name of Person or Group	Nature of Ownership	Amount	Percent

Principal Stockholders:
Ehave Inc.	Common stock	9,793,754	75.8%

Mark D. Williams	Common stock	1,000,000	7.7%

Directors:
Ben Kaplan (1)	Common stock	0	0

Mark Croskery	Common stock	0	0

All Executive Officers and Directors as a Group (2 persons):	Common Stock	0	0

(1)Ben Kaplan is the Chief Executive Officer of Ehave Inc.

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth the name, age, tenure, and principal business experience of each of our executive officers and directors:

Name	Age	Position(s) Held	Tenure
Benjamin Kaplan	51	President, Chief Executive Officer, and Director	From January 2021 to present
Mark Croskery	38	Director	From January 2021 to present

The background and business experience of our incoming executive officers and directors is as follows:

Benjamin Kaplan

Benjamin Kaplan, 51, has served as Ehave’s chief executive officer for the past 16 months and as chairman of its board of directors since June 2020. Mr. Kaplan has been an entrepreneur working for over 20 years in the financial sector. He has conducted his various investment activities out of New York City. Mr. Kaplan has invested in many companies both public and private, with a focus on international growth and potential for a global presence. In 2014, Mr. Kaplan was a founder and board member of Kaya Jamaica, Inc., a large cannabis company in the Caribbean (growkaya.com). In 2014, Mr. Kaplan invested in Surna (OTCQB: SRNA), a global HVAC company that provides engineering for and builds high technology facilities. In 2015, Mr. Kaplan invested in Kalytera (TSX: KALY), an Israeli botanical-based pharma company conducting research to determine cures for various illnesses, including a phase two trial for a cure for GVHD (graft versus host disease). In 2018, he assembled a 30,000 strong sales force in over 20 countries for Stemtech.com., a multi-level marketing company from south Florida. With a group of investors, they purchased the company out of bankruptcy, and Mr. Kaplan currently sits on the board of Stemtech. In

2018, Mr. Kaplan formed a partnership with others to invest in Sensi Magazine, which is published in several countries, to expand the botanical lifestyles of unique destinations globally.

Mark Croskery

Mark Croskery, 38, has 15 years of experience in financial services, wealth management, investment banking, and private equity in Jamaica and the Caribbean as a trusted advisor to many businesses and individuals. Mr. Croskery founded Croskery Capital Limited in September 2019, a boutique financial consulting company in Jamaica offering financial consulting and related services, and he currently serves as its chief executive officer and chairman of its board of directors. The company focuses on assisting corporations with strategy, building a board of directors, recruiting and aligning corporate executives (C-suite team), and troubleshooting financial accounting and operational business issues. From April 2018 to August 2019, Mr. Croskery was chief executive officer of SSL Growth Equity Limited (SSL Grow), Bridgetown, Barbados, which operated as an International Business Company in Barbados with most of its investments held in Jamaica and the Cayman Islands. At SSL Grow, Mr. Croskery was responsible for creating vision and strategy for the company’s equity, credit, and income initiatives. From May 2007 to March 2018, Mr. Croskery was president and chief executive officers of Stocks and Securities Ltd (“SSL”), Kingston, Jamaica, where he was responsible for the strategic direction and business development of the Investment Advisory Organization – Private Wealth Management, Financial Planning and Money Management, as a licensed securities dealer and member/ dealer. At SSL, Mr. Croskery provided leadership to the company’s operating team and led the sale of the company’s repurchase agreement book of business in November 2013, totaling in excess of $2 billion in assets and liabilities. Mr. Croskery obtained a Master of Science degree in Global Financial Analysis, in June 2004, from Elkin B. Callum, Graduate School of Business, Bentley College, Waltham, MA, and a Bachelor of Science degree in Finance-Accounting in May 2003, from Bentley College, Waltham, MA.

Significant Employees

We have no significant employees other than the officers and directors described above.

Family Relationships

There are no family relationships among our current and incoming officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no current or incoming director, executive officer, promoter or control person of the Company has been involved in the following:

(1)A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.Engaging in any type of business practice; or

iii.Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.Any Federal or State securities or commodities law or regulation; or

ii.Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our principal executive officer, principal financial officer, and principal accounting officer, which was previously filed with the Securities and Exchange Commission.

Committees of the Board of Directors

We currently do not have nominating, compensation, or audit committees or committees performing similar functions and we do not have a written nominating, compensation, or audit committee charter. Our board of directors believes that it is not necessary to have these committees, at this time, because the directors can adequately perform the functions of such committees.

Audit Committee

We currently do not have nominating, compensation, or audit committees or committees performing similar functions and we do not have a written nominating, compensation, or audit committee charter. Our board of directors believes that it is not necessary to have these committees, at this time, because the directors can adequately perform the functions of such committees.

Related Party Transactions and Director Independence

Currently, there are no contemplated transactions that the Company may enter into with our current or incoming officers, directors or affiliates. If any such transactions are contemplated, we will file such disclosure in a timely manner with the Commission on the proper form so that any such transaction is available for the public to view. Notwithstanding the forgoing, it is anticipated that the Company will enter into transactions with Ehave Inc., who owns a majority of our common stock, to use certain of their technology.

The Company currently has no formal written employment agreement or other contracts with officers and directors and there is no assurance that the services to be provided by them will be available for any specific length of time in the future. The amounts of compensation and other terms of any full-time employment arrangements would be determined, if and when, such arrangements become necessary.

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of our common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Under the definition of independent directors found in Nasdaq Rule 5605(a)(2), which is the definition we have chosen to apply, only Mark Croskery is an independent director.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our Company that have not been previously settled or disclosed, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our current or incoming directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to our executive officers during the years ended 2018, 2019 and 2020.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark D. Williams President, CEO and Director	2020	99,167	-	-	-	-	-	-	99,167
	2019	84,678	-	-	-	-	-	2,241	86,919
	2018	83,542	5,000	-	-	-	-	1,600	90,142
Colin Gibson Vice President and Director	2020	21,250	-	-	-	-	-	-	21,250
	2019	85,000	-	-	-	-	-	2,241	87,241
	2018	85,000	5,000	-	-	-	-	1,700	91,700

Ben Kaplan become CEO and a director of the Company after the acquisition of control of the Company by Ehave in January 2021. While the Company intends to enter into an employment agreement with him, it has not yet done so.

Mark Croskery became a director of the Company in January 2021. While the Company intends to compensate its board members, it has not yet entered into an agreement to pay any board members compensation.

Outstanding Equity Awards at Fiscal Year-End

We do not have any outstanding equity awards, pension plans, or other pension benefits, other than as disclosed in this filing and there are no potential change-of-control payouts to any person. We do not provide any long-term incentives, any stock options or awards, or any kind of additional equity awards.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

ITEM 5.01—CHANGES IN CONTROL OF REGISTRANT

See Item 2.01 above. Under the Change of Control and Funding Agreement, the current directors and officers of 20/20 Global resigned and will be replaced by designees of Ehave as set forth in Item 5.02 below.

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Under the above Change of Control and Funding Agreement, Mark D. Williams and Colin Gibson resigned as officers and directors, and Benjamin Kaplan and Mark Croskery were appointed to serve as replacement directors, subject to completion of all regulatory requirements. This agreement also provided for Mr. Kaplan to serve as president and secretary of 20/20 Global.

ITEM 5.06 -CHANGE IN SHELL COMPANY STATUS.

Concurrent with the acquisition of the Mycotopia Therapies by the Company, the Company adopted the business plan of Mycotopia Therapies, Inc. and ceased being a shell company as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2),

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements of Businesses Acquired:

The audited financial statements of Mycotopia Therapies, Inc., as of December 31, 2019, and for the year then ended, are filed as Exhibit 99.01 to this report and are incorporated herein by reference. The unaudited financial statements of Mycotopia Therapies, Inc. as of September 30, 2020, and for the interim period then ended, are filed as Exhibit 99.02 to this report and are incorporated herein by reference.

(b)Pro Forma Financial Information:

Pro forma financial information giving effect to the acquisition of Mycotopia Therapies, Inc. is included herewith as Exhibit 99.03.

(c)Exhibits:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.04	Stock Purchase Agreement between 20/20 Global, Inc. and Ehave, Inc.	Incorporated by reference from the Current Report on Form 8-K filed December 29, 2020.

10.05	Change of Control and Funding Agreement	Incorporated by reference from the Current Report on Form 8-K filed December 29, 2020.

10.06	Amendment to Escrow Agreement and Definitive Agreements	Incorporated by reference from the Current Report on Form 8-K filed January 6, 2021.
Item 99	Miscellaneous
99.01	Audited Financial Statements of Mycotopia Therapies, Inc., as of and for the Fiscal Year Ended December 31, 2019	Incorporated by reference to the Current Report on Form 8-K originally filed on January 20, 2021.

99.02	Unaudited Financial Statements of Mycotopia Therapies, Inc., as of and for the Nine Months Ended September 30, 2020	Incorporated by reference to the Current Report on Form 8-K originally filed on January 20, 2021.

99.03	Pro forma Financial Information	Incorporated by reference to the Current Report on Form 8-K originally filed on January 20, 2021.

_______________

*All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

20/20 GLOBAL, INC.

Dated: March 29, 2021	By:	/s/ Ben Kaplan
Ben Kaplan
Chief Executive Officer